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                                                                 Exhibit 10.6(B)
[GRAPHIC OMITTED]


To: Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust

                           9062 Old Annapolis Road
                           Columbia, MD  21046  USA

Attn:                      Chris Regnier
Telephone:                 410 884 2000
Fax:                       410 715 2380

cc:                        Jonathan Hartwig
Telephone:                 704 683 4650
Fax:                                704 719 5165

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago
                           Illinois 60606
                           U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444


Date:                      14th February 2007

Our Reference No:          5069003 / 5069007
Reference Name:            Suzanne Buchta
Internal Tracking No:      2447180 / 2447181

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").
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The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of February 27, 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Securities Administrator on behalf of Banc of America Funding 2007-2 Trust.


General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:    For each Calculation Period, the Notional Amount shall equal the lesser of:

                    (i) the Scheduled Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto

                    (ii) the Class Certificate Balance of the Class 1-A-18
                         Certificates prior to distributions on the Distribution Date (as defined in the Pooling and Servicing Agreement dated February 27, 2007) related to the Calculation Period. The Securities Administrator shall make available each month via its website a statement containing the Class Certificate Balance of the Class 1-A-18 Certificates for such Calculation Period. The Securities Administrator's internet website shall initially be located at www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's investor relations desk at
                         (301) 815-6600.
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

Trade Date:                      14th February 2007

Effective Date:                  25th  February 2007

Termination Date:                25th February 2011

Fixed Amounts:

Fixed Rate Payer:                Party B

Fixed Rate Payer
Payment Dates:                   28th February 2007, subject to adjustment in accordance with the Following
                                 Business Day Convention.

Fixed Amount:                    USD [_________]


Floating Amounts:

Floating Rate Payer:             Party A


Cap Rate I:                      5.40000 per cent

Cap Rate II:                     8.90000 per cent

Floating Rate Payer Payment
Dates:                           Early Payments shall be applicable - 2 Business Day prior to each Floating Rate
                                 Payer Period End Date.

Floating Rate Payer
Period End Dates:                The 25th of each Month, commencing on 25th March 2007 and ending on the
                                 Termination Date.   No Adjustment.



Floating Amount:                 The product of (a) the Notional Amount (b) the Floating Rate Day Count Fraction
                                 and (c) the Settlement Spread which shall be calculated in accordance with the following formula:
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                                 If USD-LIBOR-BBA is greater
                                 than the Cap Rate I for the
                                 applicable Calculation
                                 Period, then Settlement
                                 Spread = (USD-LIBOR-BBA -
                                 applicable Cap Rate I)
                                 provided, however, that if
                                 USD-LIBOR-BBA for any
                                 Calculation Period is
                                 greater than the Cap Rate
                                 II then the USD-LIBOR-BBA
                                 for such Calculation Period
                                 shall be deemed to be the
                                 Cap Rate II.

                                 If 1 Month USD-LIBOR-BBA is
                                 less than or equal to the
                                 Cap Rate I for the
                                 applicable Calculation
                                 Period, then Settlement
                                 Spread = Zero.

Floating Rate for initial
Calculation Period:              5.32000 per cent

Floating Rate Option:            USD-LIBOR-BBA

Designated Maturity:             1 month

Spread:                          None

Floating Rate Day
Count Fraction:                  30/360

Reset Dates:                     First day of each Calculation Period.

Business Days:                   New York

Calculation Agent:               Party A


Recording of Conversations:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

Account Details:

   Party A:       Payments to Bank of America, N.A:

                  USD Fedwire
                  Name:    Bank of America, N.A. - New York

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                  ABA #:   026009593
                  Attn:    BOFAUS3N
                  Name:    Bank of America, N.A.
                  City:    Charlotte
                  Acct#:   6550219386
                  Attn:    Rate Derivative Settlements
                  Attn:    BOFAUS6SGDS


Party B:          Wells Fargo Bank N.A.
                  San Francisco, CA
                  ABA:     121000248
                  ACCT:    3970771416
                  ACCT Name:    SAS Clearing
                  FFC:          50990103

   Offices:

   The Office of Party A for this
   Transaction is:     Charlotte - NC, United States
         Please send reset notices to fax no. (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:         Wells Fargo Bank, N.A.
                           9062 Old Annapolis Rd.
                           Columbia, MD 21045
                           Attn: Corporate Trust Services - BAFC 2007-2 Trust


Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative
Operations (fax no.(+1) 866 255 1444).

Accepted and confirmed as of the date first written:

Bank of America, N.A.                       Wells Fargo Bank, N.A., solely as
                                            Securities Administrator on behalf
                                            of Banc of America Funding 2007-2
                                            Trust

/s/ Mary Beth Knight
Mary Beth Knight
Assistant Vice President
Authorised Signatory                        By: /s/ Darron C. Woodus
                                                ----------------------------
                                            Name:  Darron C. Woodus
                                            Title: Assistance Vice President

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  Calculation Period
Scheduled to Commence
          on:             Notional (USD)
          ---             --------------
       2/25/2007          19,440,000.00
       3/25/2007          19,439,836.00
       4/25/2007          19,439,671.00
       5/25/2007          19,439,506.00
       6/25/2007          19,439,342.00
       7/25/2007          19,432,332.00
       8/25/2007          19,385,057.00
       9/25/2007          19,297,934.00
      10/25/2007          19,171,458.00
      11/25/2007          19,006,193.00
      12/25/2007          18,802,775.00
       1/25/2008          18,561,913.00
       2/25/2008          18,284,385.00
       3/25/2008          17,971,037.00
       4/25/2008          17,622,781.00
       5/25/2008          17,240,594.00
       6/25/2008          16,825,516.00
       7/25/2008          16,378,647.00
       8/25/2008          15,901,145.00
       9/25/2008          15,394,222.00
      10/25/2008          14,859,144.00
      11/25/2008          14,297,224.00
      12/25/2008          13,709,822.00
       1/25/2009          13,098,451.00
       2/25/2009          12,464,611.00
       3/25/2009          11,809,893.00
       4/25/2009          11,139,747.00
       5/25/2009          10,456,270.00
       6/25/2009           9,775,763.00
       7/25/2009           9,112,713.00
       8/25/2009           8,469,943.00
       9/25/2009           7,847,052.00
      10/25/2009           7,243,646.00
      11/25/2009           6,659,340.00
      12/25/2009           6,093,756.00
       1/25/2010           5,546,522.00
       2/25/2010           5,017,275.00
       3/25/2010           4,505,660.00
       4/25/2010           4,011,326.00
       5/25/2010           3,533,932.00
       6/25/2010           3,073,142.00

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       7/25/2010           2,628,626.00
       8/25/2010           2,200,063.00
       9/25/2010           1,787,137.00
      10/25/2010           1,389,537.00
      11/25/2010           1,006,960.00
      12/25/2010            639,108.00
       1/25/2011            285,690.00

Our Reference Number:     5069003 / 5069007
Internal Tracking No:     2447180 / 2447181